UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934

Date of Report (date of earliest event reported) November 12, 2026

Vishay Intertechnology, Inc.

(Exact name of registrant as specified in its charter)

Delaware	1-7416	38-1686453
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

63 Lancaster Avenue Malvern, PA	19355-2143
(Address of Principal Executive Offices)	Zip Code

Registrant's telephone number, including area code 610-644-1300

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company	☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading symbol	Name of exchange on which registered
Common stock, par value $0.10 per share	VSH	New York Stock Exchange

Item 8.01 - Other Events

On November 12, 2026, Vishay Intertechnology, Inc. ("Vishay"), through a wholly-owned subsidiary, entered into a binding term sheet with Kaynes Technology India Limited ("Kaynes Technology") to establish a semiconductor manufacturing joint venture in India.  The joint venture entity plans to establish captive semiconductor back-end manufacturing capabilities for Vishay, including post-fabrication wafer processing, assembly, test, and packaging, and may also provide services to third-party customers.  In accordance with the terms and conditions of the binding term sheet, Vishay and Kaynes Technology plan to file a joint application to avail the joint venture entity of central and state government support under the recently announced India Semiconductor Mission 2.0 program.

Pursuant to the term sheet, Vishay would invest $56.4 million for a 49% interest in an existing subsidiary of Kaynes Technology, while Kaynes Technology would retain a 51% interest.  Any future funding of the joint venture is expected to be made by both parties based on their respective ownership interests.  In accordance with the terms and conditions of the binding term sheet, Vishay has rights to determine certain matters for the joint venture entity, including appointment of auditors, internal controls and IT systems, selection of vendors and equipment, and approval of customers outside the Vishay group; specified reserved matters require both parties' approval.

The proposed transaction remains subject to the execution of definitive agreements, required approvals and other customary closing conditions.

Item 9.01 – Financial Statements and Exhibits

(d) Exhibits

Exhibit No.	Description

104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

Signature

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: November 12, 2026

VISHAY INTERTECHNOLOGY, INC.

By:	/s/ David L. Tomlinson

Name:	David L. Tomlinson
Title:	Senior Vice President – Chief Accounting Officer